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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 20, 1999


                                  NAVIDEC, INC.
               (Exact Name of Registrant as Specified in Charter)



           COLORADO                     0-29098                 33-0502730
           --------                     -------                 ----------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
          of Incorporation)                                 Identification No.)


   14 INVERNESS DRIVE, SUITE F-116, ENGLEWOOD, CO                80112
      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (303) 790-7565.







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ITEM 5.  OTHER EVENTS.

         In connection with Navidec, Inc.'s public offering of 2,500,000 shares of its common stock, no par value, the form of Underwriting Agreement by and among Navidec, Inc., the selling shareholders identified on Schedule II to the Underwriting Agreement and First Security Van Kasper and Advest, Inc., as representatives of the several underwriters identified on Schedule I to the Underwriting Agreement is filed as Exhibit 1.1 hereto.


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ITEM 7(c).        EXHIBITS


         1.1 Form of Underwriting Agreement by and among Navidec, Inc., the selling shareholders identified on Schedule II to the Underwriting Agreement and First Security Van Kasper and Advest, Inc., as respresentatives for the several underwriters identified on Schedule I to the Underwriting Agreement.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NAVIDEC, INC.



Date: October 20, 1999                     By: /s/ Kenneth Bero
                                              ----------------------------
                                                   Kenneth Bero
                                                   Chief Operating Officer